Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT AND CONSENT
          FIRST AMENDMENT AND CONSENT, dated as of June 27, 2006 (this “Amendment”), with respect to the Credit Agreement, dated as of November 21, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein), among Hanover Compressor Company, a Delaware corporation (“Hanover”), Hanover Compression Limited Partnership, a Delaware limited partnership (“HCLP”; and, together with Hanover, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), The Royal Bank of Scotland plc, as syndication agent and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and
          WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;
          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto hereby agree as follows:
SECTION I   AMENDMENTS
     1.1.   Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined term in appropriate alphabetical order:
     “Bridge Financing”: the collective reference to (i) any proposed interim borrowing by Hanover of senior unsecured loans from one or more banks or other financial institutions, the proceeds of which will be used to finance, in whole or in part, the redemption or purchase of other Indebtedness of Hanover or HCLP (the “Original Refinanced Indebtedness”), (ii) any senior unsecured debt securities of Hanover issued to refinance such Original Refinanced Indebtedness, and (iii) any senior subordinated Guarantee Obligations of the Indebtedness described in clauses (i) and (ii) above by HCLP and any one or more of the Subsidiary Guarantors; and which Indebtedness would not otherwise constitute “Refinancing Indebtedness” by virtue of clauses (i), (ii), (iv) or (vii) of the definition thereof, but which either (A) by its terms is convertible into Indebtedness that will constitute “Refinancing Indebtedness” of the Original Refinanced Indebtedness or (B) is repaid within 365 days with the proceeds of Indebtedness that constitutes “Refinancing Indebtedness” of the Original Refinanced Indebtedness.
     (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the term “HCLP” set forth in the definition of “Euro Revolving Commitment” and substituting in lieu thereof the term “the Borrowers”.

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          (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the term “HCLP” set forth in the definition of “London Funding Office” and substituting in lieu thereof the term “the Borrowers”.
          (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting in clause (vi) of the definition of “Refinancing Indebtedness” immediately after the phrase “being refinanced” the phrase “(it being understood that such obligors may have different capacities (e.g., a borrower may become a guarantor)”.
     1.2.   Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by deleting the term “HCLP” in both places where it appears in subsection 2.1(b) and in each case substituting in lieu thereof the term “each Borrower”.
     1.3.   Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by deleting subsection (b) thereof in its entirety and substituting in lieu thereof the following:
     “(b) Each Borrower may borrow Euro Revolving Loans during the Revolving Commitment Period on any Business Day; provided, that the relevant Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 A.M., London time three Business Days prior to the requested Borrowing Date), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date and (iii) the length of the initial Interest Period therefor. Each borrowing of Euro Revolving Loans shall be in an amount equal to €500,000 or a whole multiple of €100,000 in excess thereof. Upon receipt of any such notice from the relevant Borrower, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each Revolving Lender will make the amount of its pro rata share of each Euro borrowing available to the Administrative Agent for the account of the relevant Borrower at the London office of the Administrative Agent specified in Section 11.2 prior to 12:00 noon, London time on the Borrowing Date requested by relevant Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the relevant Borrower by the Administrative Agent crediting the account of the relevant Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Revolving Lenders and in like funds as received by the Administrative Agent.”
     1.4.   Amendment to Section 3.2. Section 3.2 of the Credit Agreement is hereby amended by deleting the term “HCLP” set forth in subsection (b) thereof and substituting in lieu thereof the term “Each Borrower”.
     1.5.   Amendment to Section 3.4. Section 3.4 of the Credit Agreement is hereby amended by deleting the term “HCLP” set forth in subsection (e) thereof and substituting in lieu thereof the term “the Borrowers”.
     1.6.   Amendment to Section 3.9. Section 3.9 of the Credit Agreement is hereby amended by deleting the term “HCLP” in both places in which it appears in subsection 3.9(b) and in each case substituting in lieu thereof the term “the relevant Borrower”.
     1.7.   Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by deleting from paragraph (a) the phrase “8.3(u)” and substituting therefor the phrase “8.3(t)” and the phrase “8.6(g) and (j)” and substituting therefor the phrase “8.6(g) and (k)”.

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     1.8.   Amendment to Section 8.2. Section 8.2 of the Credit Agreement is hereby amended by inserting the words “any Bridge Financing or” prior to the phrase “Refinancing Indebtedness” each time such phrase appears in clauses (c), (h) and (j) of Section 8.2.
     1.9.   Consent to Purchase/Redeem TIDES and TIDES Debentures. Hanover has notified the Lenders that the TIDES Trust may consider issuing a notice of redemption to the holders of the TIDES in whole or in part, with the expectation that when any such notice is issued, as a result thereof, the TIDES will be converted into common stock of Hanover. In connection therewith, Hanover would intend to concurrently issue a notice of redemption to the TIDES Trust to redeem the TIDES Debentures in whole or in part, with the expectation that, as a result thereof, the TIDES Debentures will be converted into common stock of Hanover (the foregoing, collectively, the “TIDES Redemption”). The Required Lenders hereby agree that, notwithstanding the foregoing or any other restriction in the Credit Agreement, Hanover may, as long as no Default or Event of Default then exists, consummate the TIDES Redemption, or a series of TIDES Redemptions, and pay cash consideration (including the proceeds of Revolving Loans) to finance the TIDES Redemption to the extent the holders of the TIDES do not elect to convert their TIDES into common stock of Hanover and the TIDES Trust and correspondingly Hanover are then required to redeem the TIDES for cash, as long as (a) the aggregate amount of TIDES to be redeemed does not exceed the maximum amount permitted under applicable Contractual Obligations of Hanover and its Subsidiaries at the time of the commencement of such TIDES Redemptions, (b) at the commencement of such TIDES redemptions the per share price of common stock of Hanover is greater than 110% of the conversion price set forth in the TIDES Declaration of Trust and the TIDES Indenture and (c) immediately after giving effect to any such redemption, the sum of (i) aggregate Available Revolving Commitments of all Revolving Lenders plus (ii) the aggregate amount of cash then held by Hanover, HCLP and the Restricted Subsidiaries is at least $50,000,000.
SECTION II   MISCELLANEOUS
     2.1.   Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first set forth above upon the Administrative Agent receiving counterparts of this Amendment duly executed and delivered by the Borrowers, the other Guarantors, the Administrative Agent, Required Lenders and, with respect to provisions of this Amendment that permit Hanover to become a Borrower under the Euro Revolving Facility, each Euro Revolving Lender.
     2.2.   Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and the Lenders that as of the effective date of this Amendment: (a) this Amendment constitutes the legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; and (b) no Default or Event of Default shall have occurred and be continuing as of the date hereof.
     2.3.   Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

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     2.4.   Continuing Effect; No Other Amendments. Except to the extent the Credit Agreement is expressly modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document.
     2.5.   Payment of Expenses. Each of the Borrowers agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.
     2.6.   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HANOVER COMPRESSOR COMPANY

By:	/S/ LEE E. BECKELMAN

Name: Lee E. Beckelman
Title: Vice President – Chief Financial Officer

HANOVER COMPRESSION LIMITED PARTNERSHIP

By:	/S/ LEE E. BECKELMAN

Name: Lee E. Beckelman
Title: Vice President – Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/S/ ROBERT TRABAND

Name: Robert Traband
Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Syndication Agent and as a Lender

By:	/S/ MATTHEW MAIN

Name: Matthew Main
Title: Managing Director
Signature Page to Hanover First Amendment

BANK OF AMERICA, N.A., as US Revolving Lender and Euro Revolving Lender

By:	/S/ CLAIRE LIU

Name: Claire Liu
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, as US Revolving Lender and Euro Revolving Lender

By:	/S/ V. H. GIBSON

Name: V. H. Gibson
Title: Assistant Manager

CALYON NEW YORK BRANCH, as US Revolving Lender and Euro Revolving Lender

By:	/S/ MICHAEL WILLIS

Name: Michael Willis
Title: Vice President

By:	/S/ DENNIS E. PETITO

Name: Dennis E. Petito
Title: Managing Director

CITICORP NORTH AMERICA, INC., as US Revolving Lender and Euro Revolving Lender

By:	/S/ SHIRLEY BURROW

Name: Shirely Burrow
Title: Vice President

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as US Revolving Lender and Euro Revolving Lender

By:	/S/ VANESSA GOMEZ

Name: Vanessa Gomez
Title: Vice President

By:	/S/ NUPUR KUMAR

Name: Nupur Kumar
Title: Associate
Signature Page to Hanover First Amendment

DEUTSCHE BANK AG, NEW YORK BRANCH, as US Revolving Lender and Euro Revolving Lender

By:	/S/ SAAD IQBAL

Name: Saad Iqbal
Title: Vice President

By:	/S/ EVELYN THIERRY

Name: Evelyn Thierry
Title: Vice President

FORTIS CAPITAL CORP., as US Revolving Lender and Euro Revolving Lender

By:	/S/ JOHN W. DEEGAN

Name: John W. Deegan
Title: Senior Vice President

By:	/S/ C. TOBIAS BACKER

Name: C. Tobias Backer
Title: Senior Vice President

MORGAN STANLEY BANK, as US Revolving Lender and Euro Revolving Lender

By:	/S/ DANIEL TWENGE

Name: Daniel Twenge
Title: Vice President

NATEXIS BANQUES POPULARES, as US Revolving Lender

By:	/S/ DANIEL PAYER

Name: Daniel Payer
Title: Vice President

By:	/S/ TIMOTHY L. POLVADO

Name: Timothy L. Polvado
Title: Vice President and Group Manager

NATIONAL CITY BANK, as US Revolving Lender and Euro Revolving Lender

By:	/S/ STEPHEN MONTO

Name: Stephen Monto
Title: Vice President
Signature Page to Hanover First Amendment

SUNTRUST BANK, as US Revolving Lender and Euro Revolving Lender

By:	/S/ JOSEPH M. MCCREERY

Name: Joseph M. McCreery
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as US Revolving Lender and Euro Revolving Lender

By:	/S/ CHRIS HEWITT

Name: Chris Hewitt
Title: Vice President

WELLS FARGO BANK, N.A., as US Revolving Lender and Euro Revolving Lender

By:	/S/ PHILIP C. LAUINGER III

Name: Philip C. Lauinger III
Title: Vice President
Signature Page to Hanover First Amendment

          THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE FOREGOING AMENDMENT AS OF THE DATE HEREOF.

EQUITY LEASING CORPORATION
ENERGY TRANSFER – HANOVER VENTURES L.P.
HANOVER ASIA, INC.
HANOVER AUSTRALIA, L.L.C.
HANOVER COLOMBIA LEASING, LLC
HANOVER COMPRESSED NATURAL GAS SERVICES, LLC
HANOVER COMPRESSOR NIGERIA, INC.
HANOVER COMPRESSION GENERAL HOLDINGS LLC
HANOVER ECUADOR L.L.C.
HANOVER GENERAL ENERGY TRANSFER, LLC
HANOVER IDR, INC.
HANOVER LIMITED ENERGY TRANSFER, LLC
HANOVER PARTNERS NIGERIA LLC
HANOVER SPE L.L.C.
HANOVER/TRINIDAD, L.L.C.
HC CAYMAN LLC
HC LEASING, INC.
HCL COLOMBIA, INC.
KOG, INC.
NIGERIAN LEASING, LLC
SOUTHWEST INDUSTRIES, INC.

By:	/S/ LEE E. BECKELMAN

Name: Lee E. Beckelman
Title: Vice President & Treasurer

HANOVER HL HOLDINGS, LLC
HANOVER HL, LLC

By:	/S/ CHARLES R. SCOTT

Name: Charles R. Scott
Title: Manager
Signature Page to Hanover First Amendment